Event After the Balance Sheet Date (Details) - Disposal of major subsidiary [member]		1 Months Ended
	Jul. 11, 2019	Dec. 23, 2019
Event After the Balance Sheet Date (Textual)
Agreement, description	The Company entered into an agreement with Fast Forward Innovations Limited ("Fast Forward") to purchase Intensity Holdings Limited ("IHL"), a wholly-owned subsidiary of Fast Forward. Portage has agreed to pay US $1,298,061 for IHL through the issuance of 12,980,610 common shares. The sole asset of IHL consists of 288,458 shares of the private company, Intensity. This transaction will increase Portage's ownership to 1,288,458 shares of Intensity (approximately 9.7% of the outstanding shares of Intensity.
Maturity date, description		The maturity date of $3.0 million SalvaRx Notes was extended to 2021.